Financial result and exchange gains/(losses)	12 Months Ended
Dec. 31, 2019
Financial result and exchange gains/(losses)
Financial result and exchange gains/(losses)

24.         Financial result and exchange gains/(losses)

	Year Ended
	December 31,
(in thousands of €)	2019	2018	2017
Interest income on bank deposits	€7,874	€1,371	€165
Net gains on current financial assets at FVTPL	6,525	2,323	210
Realized gain on non-current financial assets	—	—	875
Financial income	14,399	3,694	1,250

Financial expense	(124)	—	—

Realized exchange gains/(losses)	(338)	1,355	—
Unrealized exchange gains/(losses)	6,404	10,953	(5,797)
Exchange gains/(losses)	6,066	12,308	(5,797)

The exchange gains of €6.1 million for the year ended December 31, 2019 were primarily attributable to unrealized exchange rate gains on our cash and cash equivalents and current financial assets position in USD due to the favorable fluctuation of the USD exchange rate over the period.